VOLUME SERVICES AMERICA, INC.

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

     This FIRST AMENDMENT dated as of February 8, 1999 TO THE CREDIT AGREEMENT (this "AMENDMENT") dated as of December 3, 1998 and is entered into by and among VOLUME SERVICES AMERICA, INC., a Delaware corporation (the "Borrower''), VOLUME SERVICES AMERICA HOLDINGS, INC., a Delaware corporation ("Holdings''), CREDIT SUPPORT PARTIES, CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages thereof (each individually a "LENDER" and collectively the "LENDERS") GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP''), as a Joint Lead Arranger and Syndication Agent (in such capacity, the "SYNDICATION AGENT''), CHASE MANHATTAN BANK DELAWARE, as the Fronting Bank (together with its permitted successors in such capacity, the "FRONTING BANK'') and THE CHASE MANHATTAN BANK ("CHASE'') as a Joint Lead Arranger, the Swingline Lender (as defined therein) and the Administrative Agent (together with its permitted successors in such capacity, the "ADMINISTRATIVE AGENT'') (such agreement as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in Section 1 hereof.


                                    RECITALS

     WHEREAS, Borrower has requested that Required Lenders and all Lenders with a Revolving Credit Commitment agree to modify certain provisions of the Credit Agreement in connection with the provision of Letters of Credit to be denominated in Canadian Dollars.

     WHEREAS, Borrower proposes to issue the Subordinated Notes and has requested, in connection therewith, that Required Lenders agree to modify certain provisions of the Credit Agreement to permit (i) the incurrence of additional Indebtedness pursuant to the issuance of the Subordinated Notes, (ii) the payment of a dividend by the Borrower and Holdings with a portion of the proceeds of the Subordinated Notes, and (iii) certain related transactions.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.1  AMENDMENTS TO SECTION 1: DEFINITIONS
---  ------------------------------------

A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          "CANADIAN DOLLARS" shall mean the lawful money of Canada.

          "CANADIAN DOLLAR EQUIVALENT" means, at any time, as to any amount denominated in Dollars the equivalent amount in Canadian Dollars as determined by Administrative Agent at such time on the basis of the applicable Exchange Rate for the purchase of Canadian Dollars with Dollars on the most recent computation date provided for in subsection 2.12(h).

          "CANADIAN DOLLAR LETTER OF CREDIT SUBLIMIT" shall mean as defined in subsection 2.20(a) of this Agreement.

          "DOLLAR EQUIVALENT" means, at any time, as to any amount denominated in Canadian Dollars, the equivalent amount in Dollars as determined by the Administrative Agent at such time on the basis of the applicable Exchange Rate for the purchase of Dollars with Canadian Dollars on the most recent computation date provided for in subsection 2.12(h).

          "EXCHANGE RATE" means, on any date when an amount for Dollars or Canadian Dollars is to be determined with respect to any Letter of Credit, the rate quoted by Administrative Agent as the spot rate for the purchase by Fronting Bank (by cable transfer) of such currency with the other currency in the New York foreign exchange market at 12:00 noon (New York time) on such date.

          "SUBORDINATED GUARANTY" shall mean the subordinated guaranty, in respect of the obligations under the Subordinated Notes, made by Holdings and the Subsidiary Guarantors.

          "SUBORDINATED NOTE INDENTURE" means the indenture pursuant to which the Subordinated Notes are issued, as such indenture may be amended from time to time to the extent permitted under Section 6.09 the term and conditions thereof being in form and substance satisfactory to Administrative Agent.

          "SUBORDINATED NOTES" shall mean as defined in Subsection 6.01(t) of this Agreement.

B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "EBITDA,""Letter of Credit Exposure" and "Non-Wholly-Owned Subsidiary" in their entirety and substituting therefor the following:

          "EBITDA" shall mean, with respect to Holdings, the Borrower and the Subsidiaries on a consolidated basis for any period, the consolidated net income of Holdings, the Borrower and the Subsidiaries for such period plus, to the extent deducted in computing such consolidated net income, without duplication, the sum of (a) income tax expense and withholding tax expense incurred in connection with cross border transactions involving non-domestic Subsidiaries, (b) interest expense, (c) depreciation and amortization expense, (d) any fees and expenses incurred in connection with the Transactions, the Subordinated Notes and this Amendment, and any special charges or extraordinary or non-recurring losses related to the Transactions incurred within twelve months of the Closing Date,
     (e) monitoring and management fees paid to the Funds and/or any Fund Affiliates and GECC or its Affiliates, and (f) other noncash items reducing consolidated net income, minus, to the extent added in computing such consolidated net income, without duplication, (i) interest income,
     (ii) extraordinary or non-recurring gains and (iii) other noncash items increasing consolidated net income; provided that, for purposes of calculating EBITDA for any period ending prior to the end of the first four full fiscal quarters ending after the Closing Date, the adjustments to EBITDA set forth in Schedule 1.01 shall be applied except for purposes of calculating Consolidated Cash Net Worth; provided further, that, for purposes of calculating EBITDA (other than Pro Forma Contract EBITDA), there shall be excluded therefrom the income (or loss) of any person other than a Wholly-Owned Subsidiary of the Borrower, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Wholly-Owned Subsidiaries by such person during the applicable period.

          "LETTER OF CREDIT EXPOSURE" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate principal amount of all Letter of Credit Disbursements that have not yet been reimbursed at such time. The Letter of Credit Exposure of any Revolving Credit Lender at any time shall mean its Applicable Percentage of the aggregate Letter of Credit Exposure at such time. For the purposes of this definition, any amount described in clause
     (a) or (b) of the first sentence of this definition which is denominated in Canadian Dollars shall be valued in Dollars at the applicable Exchange Rate as of the applicable date of determination.

          "NON-WHOLLY-OWNED SUBSIDIARY" shall mean any (i) Subsidiary other than a Wholly-Owned Subsidiary and (ii) joint venture.


1.2  AMENDMENTS TO SECTION 2: LETTERS OF CREDIT
---  ------------------------------------------

A.   Subsection 2.12(b) is hereby amended as follows:

          "(b) In the event of any termination of the Revolving Credit Commitments, the Borrower shall on the date of such termination repay or prepay all its outstanding Swingline Loans and Revolving Credit Borrowings, reduce the Letter of Credit Exposure to zero and cause all Letters of Credit to be canceled and returned to the Fronting Bank. In the event
     (y) of  any  partial  reduction  of the  Revolving  Credit  Commitments  or
     (z) after giving effect to the provisions of clause (h) of

     Section 2.12 the Letter of Credit Exposure exceeds $35,000,000 or the Letters of Credit denominated in Canadian Dollars exceed the Canadian Dollar Letter of Credit Sublimit, then (i) at or prior to the effective date of any such reduction, the Administrative Agent shall notify the Borrower, the Swingline Lender and the Revolving Credit Lenders of the Total Revolving Credit Exposure and (ii) if after giving effect to any such reduction or event described in clause (h) of this Section 2.12, the Total Revolving Credit Exposure would exceed the Total Revolving Credit Commitment, then the Borrower shall, on the date of any such reduction, as applicable, repay or prepay Revolving Borrowings or repay or prepay Swingline Loans or reduce the Letter of Credit Exposure (which for purposes of this clause (ii) may include cash collateralization of Letter of Credit Exposure pursuant to arrangements satisfactory to Administrative Agent), in an aggregate amount sufficient to eliminate such excess. Notwithstanding the foregoing, on the date of any termination or reduction of the Revolving Credit Commitments pursuant to Section 2.09, the Borrower shall pay or prepay so much of the Revolving Credit Borrowings and Swingline Loans as shall be necessary in order that the Total Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment after giving effect to such termination or reduction."

B. Subsection 2.12 is hereby further amended by the addition of a new subsections 2.12(h) as follows:

          "(h) Fluctuations in Exchange Rate. The Dollar Equivalent of the aggregate amount of the Letter of Credit Exposure denominated in Canadian Dollars shall be calculated on (v) the date of any participation in a Canadian Dollar denominated Letter of Credit pursuant to subsection
     2.20(d), (w) the date of any reimbursement of a Letter of Credit Disbursement under a Canadian Dollar denominated Letter of Credit pursuant to subsection 2.20(e), (x) the date of issuance of any Letter of Credit denominated in Canadian Dollars, (y) the last Business Day of each calendar month and (z) from time to time at Administrative Agent's reasonable discretion, and such calculation shall remain in effect for purposes of this Agreement until the next date on which an event described in this clause (h) occurs and a recalculation is made."

C. Paragraphs (a), (b), (d) and (e) of Subsection 2.20 of the Credit Agreement are hereby amended to read in their entirety as follows:

          "(a) The Borrower may request the issuance of a Letter of Credit, in a form reasonably acceptable to the Administrative Agent and the Fronting Bank, appropriately completed, for the account of the Borrower and, if requested by the Borrower, a Subsidiary, on a joint and several basis, at any time and from time to time while the Revolving Credit Commitments remain in effect. This Section 2.20(a) shall not be construed to impose an obligation upon the Fronting Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement or that would result in there existing (i) Letters of Credit in an aggregate stated amount at any time in excess of $35,000,000 or (ii) Letters of Credit denominated in Canadian Dollars in excess of the Canadian Dollar Equivalent of $10,000,000 (the "Canadian Dollar Letter of Credit Sublimit"). Notwithstanding anything herein to the contrary, each of the letters of credit outstanding on the Closing Date that are identified on Schedule 2.20 shall be deemed to be a Letter of Credit issued and outstanding under this Agreement as of the Closing Date."

          "(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to request that the Fronting Bank amend, renew or extend an existing Letter of Credit), the Borrower shall hand deliver or telecopy to the Fronting Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of such Letter of Credit, or identifying any Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit to be issued, amended, renewed or extended, the name and address of the beneficiary thereof, whether the Letter of Credit is to be denominated in Dollars or Canadian Dollars and such other information as shall be necessary to prepare such Letter of Credit or grant such issuance, amendment, renewal or extension. Following receipt of such notice and prior to the issuance, amendment, renewal or extension of any Letter of Credit the Administrative Agent shall notify the Borrower and the Fronting Bank of the amount of the Total Revolving Credit Exposure after giving effect to
     (i) the issuance, amendment, renewal or extension of such Letter of Credit,
     (ii) the issuance or expiration of any other Letter of Credit that is to be issued or will expire prior to the requested date of issuance of such Letter of Credit and (iii) the borrowing or repayment of any Revolving
     Loans and Swingline Loans that (based upon notices delivered to the Administrative Agent by the Borrower) are to be borrowed or repaid prior to the requested date of issuance, amendment, renewal or extension of such Letter of Credit. Each Letter of Credit shall be issued, amended, renewed or extended subject to the terms and conditions and relying on the representations and warranties of Holdings and the Borrower set forth herein, and in any case only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension the Total Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment in effect at such time. Any Letter of Credit may be issued by the Fronting Bank through its affiliate, Chase, and in the event of any such issuance, all references herein and in the other Loan Documents to the term "Fronting Bank" shall, with respect to such Letter of Credit, be deemed to refer to Chase, in such capacity, as the context shall require."

          "(d) Participations. By the issuance of a Letter of Credit and without any further action on the part of the Fronting Bank or the Revolving Credit Lenders, the Fronting Bank will grant to each Revolving Credit Lender, and each such Lender will acquire from the Fronting Bank, a participation in such Letter of Credit equal to such Revolving Credit Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit (calculated in the case of a Letter of Credit denominated in Canadian Dollars, by reference to the applicable Exchange Rate), effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Fronting Bank, such Revolving Credit Lender's Applicable Percentage of each Letter of Credit Disbursement (which amount, in the case of a Letter of Credit Disbursement under a Letter or Credit denominated in Canadian Dollars, shall (y)he calculated by reference to the applicable Exchange Rate and (z) payable in Dollars), made by the Fronting Bank under such Letter of Credit and not reimbursed by the Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) on or before the next Business Day as provided in paragraph (e) below. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit which were issued upon satisfaction of all applicable conditions precedent is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever."

          "(e) Reimbursement. If the Fronting Bank shall make any Letter of Credit Disbursement in respect of a Letter of Credit, the Borrower shall pay to the Administrative Agent, on or before the Business Day immediately following the date of such Letter of Credit Disbursement, an amount in Dollars (which amount, in the case of a Letter of Credit Disbursement under a Letter of Credit denominated in Canadian Dollars, shall (y) be calculated by reference to the applicable Exchange Rate and (z) be payable in Dollars), equal to such Letter of Credit Disbursement. If the Borrower shall fail to pay any amount required to be paid under this paragraph on or before such Business Day (or to cause payment thereof when due pursuant to a Revolving Credit Borrowing), then (i) such unpaid amount shall bear interest, for each day from and including such Business Day to but excluding the date of payment, at a rate per annum equal to the interest rate applicable to overdue ABR Loans that are Revolving Loans pursuant to
     Section 2.07 (provided that the 2.00% margin applicable to overdue Loans shall not be applicable until the first Business Day after the Borrower receives notice from the Administrative Agent that such Letter of Credit Disbursement has been or will be made), (ii) the Administrative Agent shall notify the Fronting Bank and the Revolving Credit Lenders thereof,
     (iii) each Revolving Credit Lender shall comply with its obligation under paragraph (d) above by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Revolving Credit Lender (and Section 2.02(d) shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders) and
     (iv) the Administrative Agent shall promptly pay to the Fronting Bank amounts so received by it from the Revolving Credit Lenders. The Administrative Agent shall promptly pay to the Fronting Bank on a pro rata basis with respect to outstanding Letter of Credit Disbursements any amounts received by it from the Borrower pursuant to this paragraph prior to the time that any Revolving Credit Lender makes any payment pursuant to paragraph (d) above; any such amounts received by the Administrative Agent thereafter shall be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the Fronting Bank, as their interests may appear."

1.3  AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS
---  -------------------------------------------

A. Subsection 6.01 is hereby amended by the deletion of the word "and" after paragraph "(s)" thereof, the deletion of paragraph (t) thereof and by the addition of new paragraphs (t) and (u) as follows:

          "(t) Indebtedness evidenced by the Subordinated Notes, and the guaranty thereof under the Subordinated Guaranty, issued pursuant to the Subordinated Note Indenture; provided that (A) the Subordinated Notes shall
     (i) be in an aggregate principal amount of not less than $100,000,000, (ii) be due no earlier than 2009 and (iii) all other terms and conditions in respect thereof shall be in form and substance satisfactory to Administrative Agent (the "Subordinated Notes") and (B) the Subordinated Guaranty shall be subordinated on the terms and conditions substantially the same as the subordination provisions set forth in the Subordinated Note Indenture; and

          (u) all premium (if any), interest (including post-petition interest), fees, expenses, indemnities, charges and additional or contingent interest on obligations described in clauses (a) through (t) above.

B. Subsection 6.06 is hereby amended by deleting the word "and" immediately before clause (j) thereof and the addition of a new clause (k) as follows:

          "; and (k) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, Borrower may (x) pay a dividend to Holdings and Holdings may in turn redeem its stock held by, or pay dividends to, its shareholders in an aggregate amount in each case not to exceed $49,500,000, (y) make payments of expenses and fees associated with the issuance of the Subordinated Notes in an aggregate amount not to exceed $5,000,000 and (z) repay the GECC Promissory Note, each from the proceeds of, and simultaneously with the issuance of, the Subordinated Notes."

C. Subsection 6.06 is hereby further amended by the addition of a new paragraph thereto as follows:

          "Certain payments of Subordinated Indebtedness. Borrower may make regularly scheduled payments of interest in respect of the Subordinated Notes in accordance with terms of, and only to the extent required by, and subject to the subordination provisions contained in, the Subordinated Note Indenture."

D.   Subsection 6.09 (c) is hereby amended to read in its entirety as follows:

          "(c) (i) Amend or modify in any manner adverse to the Lenders, or grant any waiver or release under or terminate in any manner (if such action shall be adverse to the Lenders), the certificate of incorporation or bylaws in any material respect of Holdings, the Borrower or any Subsidiary or the Share Exchange Agreement or (ii) change the terms of the Subordinated Note Indenture or the Subordinated Notes, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on the Subordinated Note Indenture or the Subordinated Notes, change (to earlier dates) any dates upon which scheduled payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto or to make such provision more favorable to the Borrower), change the redemption, prepayment or defeasance provisions thereof in a manner materially adverse to the Lenders, change the subordination provisions of such Subordinated Notes (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), if the effect of such action, amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Notes (or a trustee or other representative on their behalf) which would be adverse to any Loan Party or Lenders or (iii) designate any Indebtedness as "Designated Senior Indebtedness" (as defined in the Subordinated Note Indenture) for purposes of the Subordinated Note Indenture without the prior written consent of the Administrative Agent."

E. Subsection 6.11 is hereby amended by deleting the table at the end thereof and replacing it with the following table:


Fiscal Quarter:                                                         Amount:

First fiscal quarter 1999                                              1.75:1.00

Second fiscal quarter 1999                                             1.75:1.00

Third fiscal quarter 1999                                              1.75:1.00

Fourth fiscal quarter 1999                                             1.75:1.00

First fiscal quarter 2000                                              1.75:1.00

Second fiscal quarter 2000                                             1.75:1.00

Third fiscal quarter 2000                                              1.85:1.00

Fourth fiscal quarter 2000                                             1.85:1.00

First fiscal quarter 2001                                              1.85:1.00

Second fiscal quarter 2001                                             1.85:1.00

Third fiscal quarter 2001                                              2.00:1.00

Fourth fiscal quarter 2001                                             2.00:1.00

First fiscal quarter 2002                                              2.00:1.00

Second fiscal quarter 2002                                             2.00:1.00

Third fiscal quarter 2002                                              2.00:1.00

Fourth fiscal quarter 2002                                             2.00:1.00

First fiscal quarter 2003                                              2.00:1.00

Second fiscal quarter 2003                                             2.00:1.00

Third fiscal quarter 2003                                              2.00:1.00

Fourth fiscal quarter 2003                                             2.00:1.00

First fiscal quarter 2004                                              2.00:1.00

Second fiscal quarter 2004                                             2.00:1.00

Third fiscal quarter 2004                                              2.00:1.00

Fourth fiscal quarter 2004                                             2.00:1.00

First fiscal quarter 2005                                              2.00:1.00

Second fiscal quarter  2005                                            2.00:1.00

Third fiscal quarter 2005                                              2.00:1.00

Fourth fiscal quarter 2005                                             2.00:1.00

First fiscal quarter 2006                                              2.00:1.00

Second fiscal quarter 2006                                             2.00:1.00

Third fiscal quarter 2006                                              2.00:1.00

Fourth fiscal quarter 2006                                             2.00:1.00


F. Subsection 6.12 is hereby amended by deleting the table at the end thereof and replacing it with the following table:


Fiscal Quarter:                                                         Amount:

First fiscal quarter 1999                                              5.60:1.00

Second fiscal quarter 1999                                             5.60:1.00

Third fiscal quarter 1999                                              5.35:1.00

Fourth fiscal quarter 1999                                             5.35:1.00

First fiscal quarter 2000                                              5.35:1.00

Second fiscal quarter 2000                                             5.35:1.00

Third fiscal quarter 2000                                              5.25:1.00

Fourth fiscal quarter 2000                                             5.25:1.00

First fiscal quarter 2001                                              5.25:1.00

Second fiscal quarter 2001                                             5.25:1.00

Third fiscal quarter 2001                                              5.00:1.00

Fourth fiscal quarter 2001                                             5.00:1.00

First fiscal quarter 2002                                              5.00:1.00

Second fiscal quarter 2002                                             5.00:1.00

Third fiscal quarter 2002                                              4.75:1.00

Fourth fiscal quarter 2002                                             4.75:1.00

First fiscal quarter 2003                                              4.75:1.00

Second fiscal quarter 2003                                             4.75:1.00

Third fiscal quarter 2003                                              4.50:1.00

Fourth fiscal quarter 2003                                             4.50:1.00

First fiscal quarter 2004                                              4.50:1.00

Second fiscal quarter 2004                                             4.50:1.00

Third fiscal quarter 2004                                              4.50:1.00

Fourth fiscal quarter 2004                                             4.50:1.00

First fiscal quarter 2005                                              4.50:1.00

Second fiscal quarter 2005                                             4.50:1.00

Third fiscal quarter 2005                                              4.50:1.00

Fourth fiscal quarter 2005                                             4.50:1.00

First fiscal quarter 2006                                              4.50:1.00

Second fiscal quarter 2006                                             4.50:1.00

Third fiscal quarter 2006                                              4.50:1.00

Fourth fiscal quarter 2006                                             4.50:1.00


1.4  AMENDMENTS TO ARTICLE IX.
---  -------------------------

A. Article IX is hereby amended by adding the following Subsection 9.18 in its entirety as follows:

          "9.18 Judgement Currency. Borrower, Agents and each Lender hereby agree that if, in the event that a judgment is given in relation to any sum due to any Agent or any Lender hereunder, such judgement is given in a currency (the "Judgement Currency") other than in Dollars Borrower agrees to indemnify such Agent or Lender, as the case may be, to the extent that the amount of Dollars which could have been purchased thereby in accordance with normal banking procedures on the Business Day following receipt of such sum is less than the sum which could have been so purchased thereby had such purchase been made on the day on which such judgement was given or, if such day is not a Business Day, on the Business Day immediately preceding the giving of such judgment, and if the amount which could have been purchased on the following Business Day exceeds the amount which could have been so purchased thereby had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business

     Day immediately preceding such judgment, such Agent or Lender agrees to remit such excess to Borrower. The agreements in this Section 9.18 shall survive payment of any such judgement."


SECTION 2. CONDITIONS TO EFFECTIVENESS

     Section  1  of  this  Amendment  shall  become   effective  only  upon  the
satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

     A. EXECUTION. Loan Parties, Required Lenders and the Credit Support Parties shall have executed this Amendment.

     B. RELATED AGREEMENTS. Borrower have delivered to Administrative Agent complete and correct copies of the Subordinated Note Indenture and Subordinated Notes and of all exhibits and schedules thereto.

     C. REPAYMENT OF LOANS. The Borrower shall repay, simultaneous with the issuance of the Subordinated Notes and the receipt of the proceeds thereof, with the balance of the proceeds of such issuance after the payment of the dividend and other amounts provided for in Subsection 1.3B. of this First Amendment, in an aggregate amount of not less than $45,000,000, first the Term Loans to the full extent thereof on a pro rata basis, subject to subsection 2.12(g) of the Credit Agreement, and second to the extent of any of such proceeds remaining, the Revolving Loans to the full extent thereof.

     D. OPINIONS OF LOAN PARTIES' COUNSEL. Administrative Agent (for Lenders) shall have received an executed copy of one or more favorable written opinions in respect of the Subordinated Notes of Simpson Thatcher & Bartlett, counsel for the Loan Parties dated as of the First Amendment Effective Date and in form and substance reasonably satisfactory to Administrative Agents and their counsel.

     E. FEES. The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

     F. NECESSARY CONSENTS. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the borrowing by Borrower of the Indebtedness evidenced by the Subordinated Notes and the transactions contemplated by the First Amendment.

     G. OTHER DOCUMENTS. Administrative Agent and Lenders shall have received such other documents and information regarding Loan Parties and the Subordinated Notes as Administrative Agent may reasonably request.

SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

     A. CORPORATE POWER AND AUTHORITY. Each Loan Party which is party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the other Loan Documents.

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Loan Party.

     C. NO CONFLICT. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate
          (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by- laws of Holdings, the Borrower or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this
          Section 3.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Loan Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Loan Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date.

     D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by Borrower and Holdings of the Amended Agreement and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Loan Parties party thereto and each constitutes a legal, valid and binding obligation of
          Holdings, the Borrower and such Loan Party to the extent a party thereto enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article III of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.


SECTION 4. ACKNOWLEDGMENT AND CONSENT

     Each of Events Center Catering, Inc., Service America Concessions Corporation, Service America Corporation, Service America Corporation of Wisconsin, Servo Canada Inc., Servo-Kansas, Inc., Servomation Duchess, Inc., Volume Services, Inc. and Volume Services, Inc. (Kansas) is a party to the Subsidiary Guarantee Agreement and Security Agreement, in each case as amended through the First Amended Effective Date, pursuant to which each of Events Center Catering, Inc., Service America Concessions Corporation, Service America Corporation, Service America Corporation of Wisconsin, Servo Canada Inc., Servo-Kansas, Inc., Servomation Duchess, Inc., Volume Services, Inc. and Volume Services, Inc. (Kansas) has (i) guarantied the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Subsidiary Guarantee Agreement. Events Center Catering, Inc., Service America Concessions Corporation, Service America Corporation, Service America Corporation of Wisconsin, Servo Canada Inc., Servo-Kansas, Inc., Servomation Duchess, Inc., Volume Services, Inc. and Volume Services, Inc. (Kansas) are collectively referred to herein as the "Credit Support Parties", and the Subsidiary Guarantee Agreement and the Security Agreement are collectively referred to herein as the "Credit Support Documents".

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Subsidiary Guarantee Agreement and Security Agreement, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Subsidiary Guarantee Agreement and Security Agreement, as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


SECTION 5. MISCELLANEOUS

A.   REFERENCE  TO AND  EFFECT  ON THE  CREDIT  AGREEMENT  AND  THE  OTHER  LOAN
     DOCUMENTS.
     ----------

     (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii)The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

B.   HEADINGS.  Section and  Subsection  headings in this Amendment are included
     ---------
     herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.   APPLICABLE  LAW.  THIS  AMENDMENT  AND THE  RIGHTS  AND  OBLIGATIONS OF THE
     ----------  ----
     PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

D.   COUNTERPARTS.  This Amendment may be executed in any number of counterparts
     -------------
     and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         BORROWER:                    VOLUME SERVICES AMERICA, INC.


                                      By:
                                      Name:
                                      Title:

         HOLDINGS:                    VOLUME SERVICES AMERICA HOLDINGS, INC.


                                      By:
                                      Name:
                                      Title:

         CREDIT SUPPORT
         PARTIES:                     EVENTS CENTER CATERING, INC.
                                      (for the purposes of Section 4 only)
                                       as a Credit Support Party

                                      By:
                                      Name:
                                      Title:

                                      SERVICE AMERICA CONCESSIONS CORPORATION
                                      (for the purposes of Section 4 only)
                                       as a Credit Support Party

                                       By:
                                       Name:
                                       Title:

                                       SERVICE AMERICA CORPORATION
                                       (for the purposes of Section 4 only)
                                        as a Credit Support Party

                                        By:
                                        Name:
                                        Title:

                                        SERVICE AMERICA CORPORATION OF
                                          WISCONSIN
                                        (for the purposes of Section 4 only)
                                         as a Credit Support Party

                                         By:
                                         Name:
                                         Title:

                                         SERVO CANADA INC.
                                         (for the purposes of Section 4 only)
                                          as a Credit Support Party

                                          By:
                                          Name:
                                          Title:


                                          SERVO-KANSAS, INC.
                                          (for the purposes of Section 4 only)
                                           as a Credit Support Party

                                           By:
                                           Name:
                                           Title:


                                           SERVOMATION DUCHESS, INC.
                                           (for the purposes of Section 4 only)
                                            as a Credit Support Party

                                            By:
                                            Name:
                                            Title:


                                           VOLUME SERVICES, INC.
                                           (for the purposes of Section 4 only)
                                            as a Credit Support Party

                                            By:
                                            Name:
                                            Title:

                                           VOLUME SERVICES, INC. (KANSAS)
                                           (for the purposes of Section 4 only)
                                            as a Credit Support Party


                                            By:
                                            Name:
                                            Title:


           LENDERS                           GOLDMAN SACHS CREDIT PARTNERS L.P.,
           AND AGENTS:                       as Lender and as a Joint Lead
                                             Arranger and the Syndication Agent

                                             By:
                                                      Authorized Signatory


                                             CHASE MANHATTAN BANK DELAWARE,
                                             as the Fronting Bank

                                             By:
                                             Name:
                                             Title:


                                              THE CHASE MANHATTAN BANK
                                              as a Lender, the Swing Line Lender
                                              and the Administrative Agent

                                              By:
                                              Name:
                                              Title:

                                              FIRST UNION NATIONAL BANK
                                              as a Lender

                                              By:
                                              Name:
                                              Title:


                                              UNION BANK OF CALIFORNIA, N.A.
                                              as a Lender


                                              By:
                                              Name:
                                              Title:


                                               BANKBOSTON N.A.
                                               as a Lender

                                               By:
                                               Name:
                                               Title:


                                               BHF-BANK AKTIENGESELLSCHAFT
                                               as a Lender


                                                By:
                                                Name:
                                                Title:

                                        BALANCED HIGH-YIELD FUND I LTD.
                                        as a Lender

                                        By:      BHF-BANK AKTIENGESELLSCHAFT,
                                                 acting through its New York
                                                 Branch, as attorney-in-fact

                                        By:    _______________________________
                                        Name:
                                        Title:

                                        By:    _______________________________
                                        Name:
                                        Title:


                                         CREDIT LYONNAIS
                                         NEW YORK BRANCH
                                         as a Lender

                                         By:
                                         Name:
                                         Title:


                                         THE BANK OF NOVA SCOTIA
                                         as a Lender

                                         By:
                                         Name:
                                         Title:


                                         THE FUJI BANK, LIMITED,
                                         NEW YORK BRANCH
                                         as a Lender

                                         By:
                                         Name:
                                         Title:

                                            NATIONSBANK, N.A.
                                            as a Lender

                                            By:
                                            Name:
                                            Title:


                                            CERES FINANCE, LTD.
                                            as a Lender

                                            By:      ____________________
                                            Name:
                                            Title:


                                            DRESDNER BANK AG
                                            as a Lender


                                            By:      ________________________
                                            Name:
                                            Title:


                                            By:      ________________________
                                            Name:
                                            Title:


                                            EATON VANCE SENIOR INCOME TRUST
                                            as a Lender

                                            By:      Eaton Vance Management, as
                                                     Investment Advisor

                                            By:    __________________________
                                            Name:
                                            Title:

                                           INDOSUEZ CAPITAL FUNDING IIA,
                                           LIMITED
                                           as a Lender

                                           By:      Indosuez Capital Luxembourg,
                                                    as Collateral Manager

                                           By:     _____________________________
                                           Name:
                                           Title:


                                           INDOSUEZ CAPITAL FUNDING IV, L.P.
                                           as a Lender

                                           By:      Indosuez Capital Luxembourg,
                                                    as Collateral Manager

                                           By:     _____________________________
                                           Name:
                                           Title:


                                            KZH III LLC
                                            as a Lender

                                            By:      _______________________
                                            Name:
                                            Title:


                                            KZH RIVERSIDE LLC
                                            as a Lender

                                            By:      _______________________
                                            Name:
                                            Title:

                                            KZH STERLING LLC
                                            as a Lender

                                            By:      _______________________
                                            Name:
                                            Title:

                                            KZH ING-2 LLC
                                            as a Lender

                                            By:      _______________________
                                            Name:
                                            Title:


                                            KEYPORT LIFE INSURANCE COMPANY
                                            as a Lender

                                            By:      Stein Roe & Farnham
                                                     Incorporated, as agent
                                                     for Keyport Life Insurance
                                                     Company

                                            By:   ______________________________
                                            Name:
                                            Title:


                                            MORGAN STANLEY DEAN WITTER PRIME
                                            INCOME TRUST
                                            as a Lender

                                            By:      _________________________
                                            Name:
                                            Title:

                                        MERRILL LYNCH PRIME RATE
                                        PORTFOLIO
                                        as a Lender

                                        By: Merrill Lynch Asset Management, L.P.
                                            as Investment Advisor

                                        By:  _______________________________
                                        Name:
                                        Title:


                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.
                                        as a Lender

                                        By:      ___________________________
                                        Name:
                                        Title:


                                        METROPOLITAN LIFE INSURANCE
                                        COMPANY
                                        as a Lender

                                        By:      ______________________________
                                        Name:
                                        Title:


                                        MOUNTAIN CLO TRUST
                                        as a Lender

                                        By:      ____________________________
                                        Name:
                                        Title:

                                      NATIONAL WESTMINSTER BANK, PLC
                                      as a Lender

                                      By: NatWest Capital Markets Limited,
                                          its Agent

                                      By: Greenwich Capital Markets, Inc., its
                                          Agent

                                      By:  _________________________
                                      Name:
                                      Title:


                                      OASIS COLLATERALIZED HIGH INCOME
                                      PORTFOLIOS-I, LTD.
                                      as a Lender

                                      By:      ______________________________
                                      Name:
                                      Title:


                                      SENIOR DEBT PORTFOLIO
                                      as a Lender

                                      By:      Boston Management and Research,
                                               as Investment Advisor

                                      By:      ______________________________
                                      Name:
                                      Title:


                                      VAN KAMPEN PRIME RATE INCOME
                                      TRUST
                                      as a Lender

                                      By:      _____________________________
                                      Name:
                                      Title:

                                       THE TRAVELERS INSURANCE COMPANY
                                       as a Lender

                                       By:      ______________________________
                                       Name:
                                       Title: